EXHIBIT 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 1999, incorporated by reference in this Form 10-K, into the Frontier Oil Corporation (formerly known as Wainoco Oil Corporation) previously filed Registration Statement file No. 33-15598 on Form S-8.


                                              ARTHUR ANDERSEN LLP



Houston, Texas
March 1, 1999